Exhibit 99.2

Ccpesan· 111errymaids FURNITURE IIEDilr TERM/NIX COMMERCIAL ServiceMASTER Clean Service'MAsrER TERM/NIX

Investor Day D e c e m b e r 1 1 , 2 0 1 8

Cautionary Statements



Safe Harbor Statement

This presentation contains “forward-looking statements,” including 2018 revenue, Adjusted EBITDA outlook, and organic revenue growth projections, that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause ServiceMaster’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of ServiceMaster only as of the date of this presentation and ServiceMaster undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, ServiceMaster’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. ServiceMaster cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. For a discussion of some of the important factors that could cause ServiceMaster’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and our other filings with the SEC.

Note to Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. Non-GAAP measures should not be considered as an alternative to GAAP financial measures. Non-GAAP measures may not be calculated or comparable to similarly titled measures of other companies. See non-GAAP reconciliations below in this presentation for a reconciliation of these measures to the most directly comparable GAAP financial measures. Adjusted EBITDA is not a measurement of the Company’s financial performance under GAAP and should not be considered as an alternative to net income or any other performance measures derived in accordance with GAAP. Management uses this non-GAAP financial measure to facilitate operating performance, as applicable, from period to period. We believe this non-GAAP financial measure is useful for investors, analysts and other interested parties as they facilitate company-to-company operating performance, as applicable, by excluding potential differences caused by variations in capital structures, taxation, the age and book depreciation of facilities and equipment, restructuring initiatives and equity-based, long-term incentive plans.

Adjusted EBITDA is defined as net income before: depreciation and amortization expense; 401(k) Plan corrective contribution; fumigation related matters; insurance reserve adjustment; non-cash stock-based compensation expense; restructuring charges; American Home Shield spin-off charges; gain on sale of Merry Maids branches; non-cash impairment of property and equipment; non-cash impairment of software and other related costs; management and consulting fees; consulting agreement termination fees; (gain) loss from discontinued operations, net of income taxes; (provision) benefit for income taxes; loss on extinguishment of debt and interest expense. The company's definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

ServiceMaster
3

ServiceMaster Overview Nik Varty, Chief Executive Officer

[LOGO]

ServiceMaster – Investment Opportunity REBUILDING THE SERVICEMASTER CORE • • • The leading brand in an attractive North American pest market Transformation efforts on track, leading to improving organic growth Growing presence and capabilities in commercial pest and national account business LEVERAGING ADJACENCIES • Strong positions in restoration and cleaning markets with untapped potential • Driving additional growth through national accounts, strengthening urban capabilities, innovating new products, technologies and business offerings, and exploring the global arena SOLID FUNDAMENTALS • Front-line led lean transformation, layered with a leading technology – delivering outstanding customer experiences and sustainable improvements • Major focus on building differentiated and highly trained talent 6

Pest Management market positions Leading positions in an extremely attractive market Drivers US Pest and Termite Market • • • Growing faster than GDP Higher than average profitability Few players with the ability to scale globally $5.4B $3.2B • Growth transformation Residential • Strengthening organic residential growth rate in 2H 2018 • Leading profitability – balancing core investments Building solid long term shareholder value #1 brand across all categories #1 • • Top 4 Residential Market Position Market Position Sources: Specialty Consultants, LLC, 2018, PCT top 100, and company estimates 7

Additional growth opportunities in Terminix With a strong base following transformation, many opportunities to grow Terminix STRATEGIC M&A Strategic alliances with new partners who value associating with our leading brand Continue to deliver accretive M&A to add capabilities in addition to revenues • • INNOVATION Established innovation center with multiple new service and product offerings to meet changing customer needs Investing in digital capabilities, tools and services, leveraging big data and predictive analytics • • TECHNOLOGY Launch enhanced systems to improve customer interactions and streamline standard processes • GEOGRAPHIC EXPANSION Enter select international markets where we have opportunity to duplicate North American position • 8

Terminix sustained differentiation Leveraging process improvement for sustained growth 1 Reimagining end-to-end service journeys 2 3 4 Driven by frontline associates Using a disciplined lean-digital approach Embedding new processes with world-class information systems technology 5 Achieving superb consistency and scalability of a differentiated customer experience 9

Remaining portfolio has significant growth opportunities

Franchise Service Group becomes ServiceMaster Brands to better align with growth strategy

RESTORATION

ServiceMASTER Restore | FURNITURE MEDIC | AMERISPEC INSPECTION SERVICES

- Lucrative & high growth market space
- Expand commercial presence - scale and repeatability
- Expand into adjacent segments, including reconstruction and solutions
- Grow national accounts and expand insurance relationships
- Drive additional value by selectively owning specific operations
- Optimize one of the nation's widest footprints

CLEANING

ServiceMASTER Clean | merry maids

- Attractive market with several high growth segments
- Optimize existing brands through strategies focused on accretive growth
- Continue to leverage national accounts in commercial markets across services - strong adjacency to pest management
- Focus on clear customer segment targets including healthcare, hospitality, food services
- Develop new products and services to meet customer needs

ServiceMaster
10

Creating cleaner, healthier, safer environments for our customers Mission Why we do what we do wherever they are – at home, at work, or at play. We help our customers manage and recover from fire, water and other disasters We provide regular and emergency services to help families and businesses manage, restore and recover when they need it most – after the devastating consequences of a flood or fire We create environments free from the effects of pests We provide innovative and integrated pest management to protect our customers from bites, diseases, viruses and food-borne illnesses, and protect their most important assets – their homes and businesses We create clean environments free from germs Actions What we do We provide high-quality cleaning services dedicated to creating a pleasant, safe, and orderly environment for our customers We Serve We serve our customers by providing exceptional customer experiences that exceed their expectations We Care We care deeply about the health, safety and wellbeing of our customers, associates and communities and constantly seek new and better ways of protecting them and improving their environments, in a sustainable way We Deliver We consistently deliver on our commitments to our customers, our employees, and our shareholders Commitments How we do it 11

ServiceMaster Executive Leadership Team

Experience growing and transforming companies in a wide range of industries



Matthew Stevenson
President, Terminix Residential

Meritor WABCO, Bridgestone, Daimler



Deni Naumann
Interim President, Terminix Commercial

Copesan, S.C. Johnson Wax



Mary Kay Wegner
President, ServiceMaster Brands

Coca-Cola, Waste Management



Pratip Dastidar
Chief Transformation Officer

Salesforce, HP, Amazon, Honeywell, WABCO



Dion Persson
SVP, Business Development

Berkshire Hathaway, Skadden Arps, Ingersoll Rand, Johns Manville



Robert Doty
Chief Information Officer

Nissan North America, Oracle



David Dart
Chief Human Resources Officer

Ecolab, Bissell, ConAgra Foods, Amgen



Tony DiLucente
Chief Financial Officer

HDT, Masonite, Johns Manville, Honeywell, DuPont, Conoco, Phillips



Michael Bisignano
General Counsel

CA Technologies, Blackboard, Milbank Tweed, Morgan Stanley

Terminix Residential Strategy Matthew Stevenson, President Residential

TAKE CARE OF OUR EMPLOYEES DELIVER PROFITABLE REVENUE GROWTH SERVE OUR CUSTOMERS ,A, ServiceMaster. 14

The Terminix Residential Transformation Parallel paths to transform this business 15

Rebuilding the Terminix culture, improving the fundamentals and driving accountability delivered organic pest Employee morale in the field is the best it has been in years growth SAFETY PEST ROUTE COMPLETION RENEWABLE SALES AUTOPAY CAPTURE PEST START RATE NET PROMOTER SCORE New safety culture driving results Improvement in both Pest and Termite NPS Terminix record for new units Focused effort drove best ever year All-time highs driven by 24-hour starts Culture change and accountability drove completion back up 8% 3% -2% -7% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 16 Residential pest organic growth rate improvement 2018 included successes across the business

Focused set of 2019 strategic priorities 1 2 IMPROVE CUSTOMER RETENTION CONTINUE TO DRIVE NEW RECURRING UNITS A STRENGTHEN THE TERMITE BUSINESS B TIERED PRODUCT 17

Understanding true root first step The vast majority are addressable causes of customer cancellations was a critical 1 18 Note: Percentage numbers do not add up to 100% due to customers cancelling for multiple reasons

Initiatives underway to reduce addressable daily cancels Task forces meet weekly to execute improvement plans 1 Addressable by 2019 & 2020 Daily Cancels Purchasing Issues Scheduling Problems Poor Service Delivery Payment Issues Moving Price Opportunity 19 Addressable by 2021 Addressable by 2019 & 2020 Addressable by 2021 Best in Class Perf.

New outside sales professional (OSP) compensation plan will drive improved employee retention and more recurring units Plan was designed in conjunction with employees to address pain points and improve morale 2 What were the primary reasons you left Terminix? re-occurring units to new households OSP Average Monthly Sales Cross-sold innovation unit Core termite unit to a new household 11% 25% Less than 1 Year 1 & 2 Year 3+ Years Above commission example is for non-California OSPs in a month where sales volume totaled between $30K-$40K. Kickers subject to change throughout the year to drive strategy 20 New commission structure will drive focus on The longer an OSP stays, the higher their sales volume is Pay plan has been a major contributor of sales rep turnover The new plan has 3 levels, designed to motivate employees at different stages in their career

Strengthening the termite business is a key priority in 2019 Growing termite above market growth rates will require both sales and retention improvements A Sell more preventative units Improve customer retention • • • Introduction of new Tiered Product (bundled) offer Launch of new Drywood Defend product Develop additional sales channels (e.g. Big Box Retail, e-commerce) Properly incentivize sales force with new compensation plan Improve operational fundamentals • • • • Spend more time with the customer Meet all scheduled appointment commitments Communicate with every customer (pre & post visit) Enhanced service tickets with more notes, graphs and pictures Added value in between reinspections through enhanced CRM Continued empowerment of front-line associates to take care of the customer • • • Reimagine end-to-end customer journey 21

A new product bundling strategy will be tested in 2019 The “Tiered Product” offering should drive additional value to customers and increase retention B CUSTOMER BENEFITS Simplicity: Easy to understand what’s included and what’s not Customized Options: Customer chooses level of protection Affordability: Getting multiple products at lower costs than if purchased ‘a la carte’ Increased Value: Higher perceived value with multiple products Easy Billing: One, common bill for many services BENEFITS TO TERMINIX  Easier to train new OSPs on product offering  Easier to sell  Cancellation fee built-in  Increase retention 22

/ • 7.•·. , - . . ·.: - .•.. .•..-.". ."Jr.·• ' ... , A,ServiceMaster. 23

Terminix Commercial Strategy Deni Naumann, Interim President – Terminix Commercial

Commercial pest growth has led the industry A strong market opportunity exists for Terminix Commercial since 2000 • Increased focus on commercial after Q4 2017 • Terminix is the most recognized brand by commercial customers • Commercial now has its own identity as a focused business • Critical acquisition of Copesan completed • Strong focus on talent development Source: Specialty Consultants, LLC, 2018, and company estimates 25 Commercial segment represents 46% total pest control industry revenue (excl. Termite)

Terminix Commercial is redefining who we are 1 2 3 26 Build a Strong Foundation Share Knowledge and Expertise Solidify Market Differentiation Ensure our structure, expectations, programs and approach meet the needs of customers and employees. Leverage our Copesan acquisition to transfer best practices, proven processes and talent within our business. Strategically align our approach and improve service delivery to capture market share and accelerate growth.

1 Consistently deliver an exceptional service experience to win Focus on improving commercial service quality is increasing customer satisfaction and retention Recently established: In development: •       New commercial service quality team Commercial region support management team New sales management structure Customer engagement practices Metrics for accountability Centralized collections team A role to own the end-to-end customer experience Streamlined customer communication processes Best-in-class commercial service training Revised technician compensation plans Comprehensive service protocols Branch service capability matrix • • • • • 27 Continue to leverage resources and expertise from Copesan to strengthen our service delivery model Big changes in 2018 have yielded positive results, which will expand through 2019

1 Commercial field sales transformation in progress Tighter span of control with enhanced focus on coaching and performance accountability • • Removing sales responsibilities from Branch Manager Strengthening selling skills and expertise through comprehensive training Updating new compensation plans to reward desirable sales behaviors and outcomes Implementing relationship-based selling style and strategic planning expectations Differentiating our offering and reducing sales cycle through a segment-based strategy • • • 28 Commercial Sales Professionals Commercial Sales Managers Regional Sales Directors

2 Copesan Integration Remains Firmly on Track • Best practices from Copesan helping to improve entire commercial business Consolidation leading to favorable price adjustments across entire commercial business Best practices leading to improved customer retention across entire commercial business Reputational improvement leading to increasing sales o o o • Segmenting business delivery using Copesan account management model and partner experience in strategic business groups, as well as Terminix Commercial account management and experience in others Achieving synergies in back office support costs, combining national accounts administration and functional oversight • • Improving the quality and systems of Terminix Commercial branches Pilot conversions at qualified Terminix branches on schedule for mid – 2019 o 29

2



We provide unmatched value to commercial customers

We are leveraging the strengths and expertise of each brand to differentiate us nationally

TERMINIX COMMERCIAL

- Powerful brand strength with 90+ years experience
- Strong technical expertise and supplier relationships
- Purchasing power through ServiceMaster
- Termite expertise for select markets
- Strong in retail, hotel and multi-family verticals
- ~350+ total locations across the U.S.
- ~50 dedicated Commercial branches in the U.S.

More awareness and consideration in the past 5 years than any other commercial pest company

Source: B2B International, 2017

Copesan®

- Experts in national account management
- Client-focused strategy with high retention
- Proven processes driven by best practices
- Leader in quality service delivery
- Innovative, customer-friendly technology
- Recognized leader in food safety
- 90+ local service providers for total U.S. coverage

Unique model meets the varied, individual needs of 500+ national clients

ServiceMaster

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3 Strategic business group model proven for commercial Accelerating growth in high potential market segments with laser focus market Larger Merchants Multi-Site Local Real Estate Small/Medium Merchants Packaging / Distribution Large Healthcare Small Healthcare Warehousing / Distribution Manufacturing 31 Local Accounts Managed by Local Teams National Accounts Strategic Business Groups Managed by National Accounts Team Food Processing / Transportation Retail - Food Retail - Nonfood Foodservice / QSR Healthcare Retail - Nonfood Banks / Offices Hospitality Property Management

Solidify Market Differentiation Share Knowledge and Expertise Build a Strong Foundation 32

ServiceMaster Brands Strategy Mary Kay Wegner, President

ServiceMaster Brands Overview

ServiceMaster Brands is a leading restoration and cleaning services provider in both the residential and commercial markets, with more than 5,000 franchise licenses and a global presence

Strong track record	...across a portfolio of quality brands	...positioned for success
$2.6B+ customer level revenues (CLR)	ServiceMASTER Restore	✓ Well-positioned in attractive markets
$238M earned revenues	Rx FURNITURE MEDIC®	✓ Established brands trusted by homeowners, customers and employees and attractive to potential partners
EBITDA margins of 38%+ on earned revenue and 3% of CLR	AMERISPEC® INSPECTION SERVICES	✓ Strengthened by ServiceMaster backbone and franchisor playbook
5,000+ licenses	ServiceMASTER Clean	✓ Profitable growth acceleration through a refreshed strategy for a $2.6B business
34,000 employees of licensed franchisors	merry maids.	

ServiceMaster

Note: Represents Q3 2018 LTM

34

Strong momentum carrying over into 2019 Targeted initiatives have been driving revenue growth that will carry over into 2019 RESTORATION CLEANING COMMERCIAL CUSTOMERS FIRE DAMAGE HEALTHCARE CUSTOMERS JANITORIAL NATIONAL ACCOUNTS Expanded Capabilities Through ‘Commercial Recovery Team’ Introduced Enhanced Service Offerings Leveraging Expertise in Healthcare Services Delivering our national footprint to existing and new customers +35% YoY CLR growth in Commercial Disaster Restoration +32% YoY CLR growth in Fire Damage Programs +25% YoY CLR growth in Janitorial Healthcare Customer Services +30% YoY earned revenue growth Note: YoY growth numbers refer to September YTD periods for 2017 and 2018 35

Refreshed ServiceMaster Brands

ServiceMaster will deliver the full value of our $2.6B business of leading service brands

Historical Perspective	Future Perspective and Aspirations	
"EARNED" REVENUES **$238M**	CUSTOMER LEVEL REVENUE (CLR) **$2.6B**	• Run brands with mentality of owning two "billion dollar businesses" • Leverage size and scale to accelerate revenue growth through service differentiation
EBITDA MARGIN **38%+**	EBITDA MARGIN ON CLR **3%**	• Huge opportunity to grow portfolio EBITDA benefiting both ServiceMaster and franchise partners • Adopt lean principles and continuous improvement across all our brands - eliminate waste and drive productivity
GROWTH LEVERS Franchise License Sales CLR Growth at Franchise Level Recruiting Focus on Brand Associates	GROWTH ACCELERATORS Corporate Support Talent Technology	• Implement strategy driving exponential growth through innovative business offerings, national account relationships, and selective operation • Invest in talent and leadership requisite with the size of the business opportunity • Renewed focus on technology, big data analytics, and innovation

ServiceMaster
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ServiceMaster Brands Strategy

ServiceMaster will deliver the full value of our leading $2.6B business by building on our existing platform, while expanding into new markets and serving customers through new channels to accelerate profitable growth

1 Become Market Leader in Restoration

RESTORATION


RESTORING
PEACE OF MIND

- Leverage strong ~$1B business to become leading provider in North America
- Emphasize commercial opportunities
- Further strengthen relationships with insurance carriers
- Create additional value by selectively owning specific operations

2 Continue Growth in Cleaning Business

CLEANING


merry maids
ServiceMaster Clean

- Increase and diversify ~$1B clean service offering to drive revenue growth
- Expand cleaning product offering and distribution channels
- Leverage pest management adjacency providing full solutions
- Embrace digitally enabled solutions

3 Enhance Commercial Customer Strength

COMMERCIAL



- Leverage strong national account position & relationships
- Focus on growing attractive customer segments, starting with healthcare and food services
- Design ServiceMaster solutions providing customers healthy, clean and safe environments

ServiceMaster
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1 Become Market Leader in Restoration Our leading ServiceMaster Restore business has the opportunity to achieve greater penetration in the broader commercial mitigation, residential and commercial reconstruction, and solutions markets • • • Primarily water mitigation focused business Mainly serving the insurance industry Serving customers solely through a franchise network • • • Providing full services and solutions in a $43B industry With greater focus on commercial market segment Through a broad network of franchisees, contractors, and company owned operations Residential Mitigation $7B Residential Mitigation $7B C al Expand our addressable market to $43B Solutions $8B Miti dential Reconstruction $13B Commercia Reconstruc $10B 38 Source: National Association of Insurance Commissioners (NAIC) claims data and company estimates Franchise Network Company Owned Operations Contractor Network Franchise Network Incremental Market Opportunity: $36B Continued Future Expansion Past Focus Opportunity to Transform Today’s Business Model… …to Become the Market Leader in Restoration

1 Become Market Leader in Restoration ServiceMaster Restore’s growth aspirations are underpinned by a set of operational initiatives COMMERCIAL CUSTOMERS EXPANDED CAPABILITIES OPERATIONAL EXCELLENCE PEOPLE • Focus on sophisticated client segments with complex demands • Drive revenue growth through full service restoration programs • Enhance Commercial Operations back office support for franchisees • Expand internal development program • Grow certification offering • Target multi-facility customers with recurring needs • Enhance partnership with Furniture Medic for furniture restoration • Implement successful Lean Cycle Time pilot across the network • Enhance operational capabilities Increase share of clients under Master Service Agreements • 39

2 Continue Growth in Cleaning Business Accelerate growth of our leading commercial and residential cleaning platform FOCUSED DIGITAL MARKETING EFFORTS EXPAND WALLET SHARE • • Overhauling content delivery Comprehensive, rigorous sales approach • Drive incremental revenue with existing commercial accounts across ServiceMaster Expand into adjacent specialty services to provide one-stop-shop solutions • ENHANCE SERVICE AND PRODUCT OFFERING EXPAND ATTRACTIVE CUSTOMER END MARKETS • Introduce new products and services to meet evolving customer needs • Expand in attractive customer end markets with sophisticated client needs, starting with healthcare Leverage leading healthcare expertise (e.g. surgical cleaning technician certifications) into other customer segments INVEST IN OUR PEOPLE • • Honor and reward the people who earn our customers’ value and trust Expand and streamline training delivery through technology • 40

3 Enhance Commercial Customer Strength Further growth of our commercial capabilities through focused account management across all of ServiceMaster BROADEN COMMERCIAL ACCOUNT MANAGEMENT NATIONAL ACCOUNT COVERAGE END MARKET FOCUS • Leverage unique capability to serve complex, multi-location and facility relationships • Leverage cross-sell potential with Terminix Commercial, Copesan and ServiceMaster Clean and Restore • Increase focus on markets with complex customer needs • Drive expansion of successful pilot in healthcare facilities • Deliver additional value to national accounts through cross-selling Pest, Restoration and Cleaning services • Drive revenue growth by bundling services to reduce vendor complexity for customers • Leverage specialist expertise in servicing facilities with highest and strictly regulated requirements • Explore broader offering of adjacent integrated services 41

Break

/" 'ServiceMaster:

Transformation Initiative Pratip Dastidar, Chief Transformation Officer

ServiceMaster Transformation Growth built on operating models that scale while delivering a superior customer experience Strategic Growth Levers Sustainable differentiation of Terminix core New Operating Models Elevate experience at all touchpoints End-to-End Journey Transformation Fix Terminix Fundamentals Driven by Frontline Associates Grow Commercial Pest Support Strategic M&A Using a Disciplined Lean-Digital Approach 45

Transformation Enablers - Examples New journeys built on enablers that impact all levels of the enterprise New Operating Models… …Designed by the Frontline Standardize Operations Optimize Branch Footprint End-to-End Journey Transformation Field associates design standard operations Integrate into mobile app with guidance and signoff Get it right the first time and increase onboarding speed • • Rationalize branch network based on customer demand patterns Denser routes with “whitespace” investment • • • Driven by Frontline Associates Data Analytics Automate Equipment • Establish single source of data and provide multi-channel visibility Shift to proactive service using predictive analytics • Modernize and digitally connect field service equipment Reduce manual work, improve speed and productivity Using a Disciplined Lean-Digital Approach • • 46

Transformation Culture Cultural change is key to sustainability …Require New Mindset New Operating Models… End-to-End Journey Transformation • Customer experience is defined by frontline interactions • Frontline reimagines journeys to better serve customers Driven by Frontline Associates • Management removes obstacles to enable success Using a Disciplined Lean-Digital Approach Servant Leadership 47

The Lean-Digital Approach Simultaneous lean redesign and digital enablement of processes New Operating Models Digital Innovation End-to-End Journey Transformation Defect-free service Driven by Frontline Associates Customer Experience Lean Enterprise Using a Disciplined Lean-Digital Approach 48

Salesforce Partnership Examples Einstein Insights App-Driven Job Ops Field Service Lightning Surrounding the Customer Digital innovation at every touchpoint Empowering Employees Free up employees to focus on customers 49 FROM TO “Tribal knowledge” Standard procedures on Limited on-the-job guidance Online knowledge articles and collaboration FROM TO Products/services offered based on request or cold call Products and services recommended by predictive analytics

“ Creating a reimagined customer experience and accelerating organic growth through improved retention, in ” 50 productive lean thinking. a way with

Talent David Dart, Chief Human Resource Officer

Creating cleaner, healthier, safer environments for our customers Mission wherever they are – at home, at work, or at play. Commitments We Serve We Care We Deliver Passion Integrity Accountability Values Innovation Teamwork Perseverance Humility 52

People are the only true competitive advantage Transforming our culture to deliver rapid, global growth Evolving From People are an expense Aspiring To People are an investment Action-oriented, empowered teams Top-down direction Development solely on the job Mix of on-the-job, technical, and accelerated training programs Global mindset to fuel growth US-centric workforce Protect the Company Serve the Field 53

Building our talent base Acquire Retain Enhance • Improving health and welfare programs (enrollment period, maternity/paternity, 2019 redesign) • Redirecting hiring-source programs (military, retail, university recruitment) • Accelerated onboarding project to jump-start new hire “time to effective in role” • Targeting key skill sets and capabilities required for strategy execution (M&A, marketing, service excellence) • Technical training, flexible learning, and accelerated development program investments • Revamped pay programs for field employees 54

Supporting the growth strategy Servant Leadership 55 ", ServiceMaster:

Growth Strategy Dion Persson, SVP Business Development

Strategic M&A

Our philosophy on strategic acquisitions

ServiceMaster strategic M&A approach

- Prioritize business needs and gaps
- Pursue strategic, accretive acquisitions and partnerships
  - Identify opportunities to improve Terminix capabilities
  - Leverage capabilities across the business
- Pursue higher return tuck-in acquisitions to build out geographic breadth
- Strong pipeline of opportunities and increasing run rate

Select example transactions

	Description	Added capabilities
Copesan SPECIALISTS IN PEST SOLUTIONS	• Large dedicated national accounts pest management team • World class commercial processes • Relationships with leading commercial pest management companies	• Improved commercial business • Improved national accounts abilities • Improved strategic industry relationships
COOPER Pest Solutions	• Bed bug and technical expertise • Sales management and associate motivation practices	• Launch new bed bug programs • Incorporate training and motivation methods
Hometown pest control	• Strong organic growth programs • Lawn capabilities in important Florida market	• Utilize lessons learned in driving organic growth • Add lawn to select Florida offerings

ServiceMaster

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Additional growth opportunities in Terminix With a strong base following transformation, many opportunities to grow Terminix STRATEGIC M&A • Strategic alliances with new partners who value associating with our leading brand • Continue to deliver accretive M&A to add capabilities in addition to revenues INNOVATION • Established innovation center with multiple new service and product offerings to meet changing customer needs • Investing in digital capabilities, tools and services, leveraging big data and predictive analytics TECHNOLOGY • Launch enhanced systems to improve customer interactions and streamline standard processes GEOGRAPHIC EXPANSION • Enter select international markets where we have opportunity to duplicate North American position 58

Remaining portfolio has significant growth opportunities

Franchise Service Group becomes ServiceMaster Brands to better align with growth strategy

ServiceMaster Restore

Furniture Medic

AmeriSpec Inspection Services

RESTORATION

- Lucrative & high growth market space
- Expand commercial presence - scale and repeatability
- Expand into adjacent segments, including reconstruction and solutions
- Grow national accounts and expand insurance relationships
- Drive additional value by selectively owning specific operations
- Optimize one of the nation's widest footprints

ServiceMaster Clean

merry maids

CLEANING

- Attractive market with several high growth segments
- Optimize existing brands through strategies focused on accretive growth
- Continue to leverage national accounts in commercial markets across services - strong adjacency to pest management
- Focus on clear customer segment targets including healthcare, hospitality, food services
- Develop new products and services to meet customer needs

ServiceMaster

59

M&A Case study Assured Environments is a prime example of our strategic M&A process • Largest independent urban pest company in the world #1 position in New York City Key Copesan provider Leading commercial player Best in class urban capabilities Additional vertical market offerings Relationships with property management companies • Andrew Klein will help strengthen our Terminix commercial team Assured team provides added depth to Terminix and provides best practices for Terminix urban branches Provides additional offerings designed for vertical urban markets Provides national accounts introductions for key national property management companies • • • • • • • • • 60 ASSURED PROPERTIES

Financial Overview Tony DiLucente, Chief Financial Officer

Historical Revenue and Adjusted EBITDA Resilient Financial Model with Track Record of Growth CAGR: 3.9% CAGR: 6.6% 1,852 1,755 1,726 447 1,678 433 1,629 416 418 2010 2011 2012 2013 2014 2015 2016 2017 3Q 2018 LTM 2010 2011 2012 2013 2014 2015 2016 2017 3Q 2018 LTM 62 Investing in Business Fundamentals for Sustainable Long-Term Organic Growth 378 264290296305 23% 19%20%20%20% 26% 25% 23% 24% 1,3741,4181,4931,553 5.8%3.2% 4.0% 3.0%2.9% 1.7% 5.5% 5.3%4.9% Adjusted EBITDA ($M) and Margin Revenue ($M) and Growth

Terminix Organic Growth Trends


Residential Pest
Commercial Pest
Termite
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

ServiceMaster
63

Terminix Normalized Incremental Margins 23% 15% Revenue Labor Chemicals Other Direct Gross Profit Branch Admin Sales Marketing Other Indirect Incremental EBITDA Margin 64 Incremental Margins to return after investments in growth normalizes 100% 5% 5% 57% 9% 7% 6% ~30% Additional Investments: -Service labor to improve customer experience -Training and talent -Marketing to drive new leads

Terminix Revenue Channel Dynamics Strong markets with unique growth and profitability by channel Value (1) Total excludes $82M in other revenue, consisting predominantly of product sales revenue 65 Type 2018 Q3 LTM Revenue 2018 Q3 Organic Growth Rate 2018 YTD Organic Growth Rate 2017 US Market Size Industry Growth Rate Industry Retention Rate Incremental EBTIDA Margin Ranking Lifetime Ranking Residential Pest $639M 7.8% 3.6% $3.7B 3% - 5% 76% - 85% 2 3 Commercial Pest $297M (0.2%) (2.0%) $3.2B 4% - 6% 85% - 90% 3 2 Termite $594M (1.2%) 0.0% $1.7B 3% - 5% 85%+ 1 1 Total(1) $1,530M 2.6% 1.2% $8.6B 5%+ Mix Dependent ~30% N/A

Post Spin Capital Structure Overview Date Cash Revolving Credit Facility ($300M) Term Loan B (250 + L) Other Secured Debt 279 - 643 103 11/8/2021 11/8/2023 2024 HY Bond (5.125%) 2027 Legacy Note (7.45%) 2038 Legacy Note (7.25%) Acquisition Debt 750 195 52 75 11/15/2024 8/15/2027 3/1/2038 LTM Adj. EBITDA 09/30/2018 433 66 Frontdoor monetization will be used to further reduce leverage 4.20x 3.56x Total Debt 1,819 Net Total Debt 1,540 1.72x 1.08x Total Senior Secured Debt 746 Net Senior Secured Debt 467 Maturity xEBITDA (M illions )Amount

Capital Allocation Framework 1 2 A 3 4 B 67 Maximize shareholder return through disciplined investments in the business Dividends Shareholder Returns Leverage Target 2.5x – 3.0x Share Repurchases Free Cash Flow ~ 50% - 60% Adj. EBITDA Acquisitions Strategic Investment

Reaffirm Full-Year 2018 Guidance Accounts Growth 68 SERV Brands Mid-Single Digit Organic Janitorial National Cycling area wide weather events Corporate Tax Rate 26% - 28% $4M in Dis-synergies ~$1M EBITDA impact from Salesforce Terminix 1% - 2% Organic Relatively Flat EBITDA Margins (%) Investing to drive continued growth ($ millions) Range LowHigh Revenue $ 1,885 $ 1,900 Growth Rate7%8% Adjusted EBITDA $ 425 $ 435 Growth Rate2%4% Margin23%23%

Q&A

Appendix

Net Income to Adjusted EBITDA Reconciliation

(In millions)	2010	2011	2012	2013	2014	2015	2016	2017	LTM Q3 2018
Net Income (Loss)	(10)	46	(714)	(507)	(57)	160	155	510	512
Depreciation and amortization expense	130	121	100	99	100	84	94	103	108
401(k) Plan corrective contribution	-	-	-	-	-	23	2	(3)	-
Fumigation related matters	-	-	-	-	-	9	93	4	2
Insurance reserve adjustment	-	-	-	-	-	-	23	-	-
Non-cash stock-based compensation expense	9	8	7	4	8	10	13	12	13
Restructuring charges	5	7	15	6	11	5	17	21	17
American Home Shield spin-off charges	-	-	-	-	-	-	-	13	29
Gain on sale of Merry Maids branches	-	-	-	-	(1)	(7)	(2)	-	-
Non-cash impairment of property and equipment	-	-	9	-	-	-	-	-	-
Non-cash impairment of software and other related costs	-	-	-	-	47	-	1	2	-
Management and consulting fees	8	8	7	7	4	-	-	-	-
Consulting agreement termination fees	-	-	-	-	21	-	-	-	-
(Gain) loss from discontinued operations, net of income taxes	(37)	(53)	696	549	100	2	1	-	1
(Provision) benefit for income taxes	(32)	(6)	(8)	43	40	107	85	(139)	(171)
Loss on extinguishment of debt	-	-	55	-	65	58	32	6	10
Interest expense	280	266	245	247	219	167	153	150	153
Other non-operating expenses	1	-	1	2	-	3	-	-	-
ServiceMaster Adj EBITDA	354	397	413	450	557	622	667	678	674
Less AHS Segment Adj EBITDA	(90)	(107)	(117)	(145)	(179)	(205)	(220)	(260)	(242)
RemainCo Adj EBITDA	264	290	296	305	378	416	447	418	433

Note: Not adjusted for corporate-level activities performed on behalf of AHS and stranded at RemainCo post-spin.

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